UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018 (April 3, 2018)

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

9 West 57th Street, Suite 4920
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 3, 2018, Benefit Street Partners L.L.C. (“BSP”), through an affiliate of BSP, entered into an asset purchase agreement (the “APA”) with Triangle Capital Corporation (“Triangle”) under which certain funds advised by BSP will acquire Triangle’s investment portfolio (the “Portfolio”) for $981.2 million in cash, as adjusted in accordance with the terms of the APA (the “Transaction”). Business Development Corporation of America (“BDCA”) is managed by BDCA Adviser, LLC, an affiliate of BSP, and intends to participate in the Transaction by purchasing a portion of the Portfolio. The final allocation of the assets in the Portfolio among BDCA and the other funds advised by BSP will be determined prior to the closing of the Transaction in accordance with BSP’s allocation policy. Subject to certain required approvals and closing conditions, as described below, the parties anticipate that the Transaction will close in June or July of 2018.

The APA contains customary representations, warranties and covenants, including covenants regarding the non-solicitation of competing offers from third parties. The obligations of the parties to complete the Transaction are subject to certain customary conditions, including: (a) the approval by Triangle’s stockholders of the APA and the matters that are conditions to closing of the APA; (b) the approval by Triangle’s stockholders of the matters to be voted upon by them that are conditions to closing under the Stock Purchase and Transaction Agreement (the “SPA”) by and between Triangle and Barings LLC; (c) no law, injunction, order, decree entered by a governmental entity shall be in effect preventing or prohibiting the transactions contemplated by the APA; (d) if applicable, the expiration or termination of all waiting periods (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (e) the absence of a pending suit or proceeding by a governmental entity that has a reasonable likelihood of success (i) challenging the Transaction, seeking to restrain or prohibit the consummation of the Transaction or seeking to obtain from Triangle or BSP any damages that are material in relation to Triangle and its subsidiaries taken as a whole, or (ii) seeking to prohibit BSP or any of its subsidiaries from effectively controlling in any material respect the business or operations of Triangle and its subsidiaries.

Triangle and BSP have the right to terminate the APA under certain circumstances, including (a) by mutual written agreement of each party; or (b) by either Triangle or BSP if: (i) any governmental entity that must grant regulatory approval shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting any of the transactions contemplated by the APA and such order, decree, ruling or other action shall have become final and nonappealable; (ii) the Transaction has not closed on or prior to October 5, 2018; (iii) Triangle’s stockholders do not approve the APA and the matters that are conditions to closing under the SPA; or (iv) there is a material breach of any covenants, agreements, representations or warranties by the other party that is not cured prior to the date of the closing of the Transaction.

Amendment to Wells Fargo Credit Facility

On April 3, 2018, BDCA, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA Funding I, LLC, entered into an amendment (the “Amendment”) to its revolving credit facility with BDCA, as the servicer, Wells Fargo Bank, National Association, as the administrative agent, and U.S. Bank as collateral agent, account bank and collateral custodian (the “Wells Fargo Credit Facility”), to, among other things, increase the aggregate amount of principal under the Wells Fargo Credit Facility from $400.0 million to $500.0 million. On April 6, 2018, BDCA borrowed $90.6 million under Wells Fargo Credit Facility and used such proceeds, together with cash on hand, to repay at maturity the debt financing facility that it had entered into with UBS AG, London Branch through a wholly-owned special-purpose, bankruptcy-remote subsidiary, BDCA Helvetica Funding, Ltd.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Incorporation by Reference

The foregoing summaries of the APA and Amendment do not purport to be complete and are qualified in their entirety by the full text of the APA and Amendment, respectively, which will be filed as exhibits to BDCA’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018.

The APA contains representations and warranties that Triangle and BSP, as applicable, have made as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the APA is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the APA were made only for purposes of those agreements and as of specific dates, may be subject to a contractual standard of materiality different from what an investor or a stockholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, and may have been qualified by certain disclosures not reflected in the APA that were made to the other party in connection with the negotiation of the APA and generally were solely for the benefit of the parties to that agreement.

Forward-Looking Statements

The statements in this Form 8-K that are not historical facts may be forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intend,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different including, among others, (1) that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approvals by the shareholders of Triangle may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by parties, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of BDCA following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (6) the ability of BDCA to implement its business strategy; (7) the occurrence of any event that could give rise to termination of the agreement; (8) the risk that shareholder litigation in connection with the proposed transactions may affect the timing or occurrence of the contemplated transaction; (9) evolving legal, regulatory and tax regimes; (10) changes in general economic and/or industry specific conditions; and (11) other risk factors as detailed from time to time in BDCA’s reports filed with the Securities and Exchange Commission (“SEC”), including BDCA’s annual report on Form 10-K for the year ended December 31, 2017, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. All such forward looking statements speak only as of the date they are made, and BDCA undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: April 9, 2018	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne
Title: Chief Executive Officer, President and
Chairman of the Board of Directors